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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                November 15, 2000
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                  1-11639                                              22-3408857
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      (Commission File Number)                               (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                              07974
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(Address of principal executive offices)                                (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)
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Item 9.  Regulation FD.

                  Pursuant to Regulation FD, information is being furnished below with respect to a presentation by Mr. William O'Shea, Executive Vice President, Corporate Strategy and Business Development at the UBS Warburg Fifth Annual Global Telecom Conference at 10:05 a.m. on November 15, 2000.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LUCENT TECHNOLOGIES INC.



Date:  November 14, 2000                    By:  /s/ James S. Lusk
                                            Name:    James S. Lusk
                                            Title:   Senior Vice President


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Presentation furnished pursuant to Regulation FD